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Exhibit 10.26

                                    GUARANTY


         This GUARANTY, dated as of March ___, 2002 is given by Smith & Wesson Holding Corporation, a Nevada corporation having a principal place of business at 14500 Northsight, Suite 221, Scottsdale, Arizona (the "Guarantor") in favor of Banknorth, N.A. f/k/a First Massachusetts Bank, N.A., located at 1441 Main Street, Springfield, Massachusetts (the "Lender"), to induce Lender to give, in its discretion, time, credit or other banking facilities or accommodations to Smith & Wesson Corp. (the "Borrower"). In consideration of the foregoing, Guarantor agrees as follows:

         1. Guaranty of Payment and Performance. Guarantor hereby (jointly and severally with all other guarantors, if any) guarantees to Lender the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of Borrower to Lender of every kind, nature and description (whether by way of discount, letters of credit, lease, loan, overdraft or otherwise), whether now existing or hereafter arising, direct or indirect, absolute or contingent, due or to become due, secured or unsecured, and including, without limitation, all costs and expenses incurred by Lender in attempting to collect or enforce any of the foregoing, (collectively the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that Lender first attempt to collect any of the Obligations from Borrower or resort to any security or other means of obtaining their payment. Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms (as amended from time-to-time) regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. Should Borrower default in the payment or performance of any of the Obligations, the liabilities and obligations of Guarantor hereunder shall become immediately due and payable to Lender, without demand or notice of any nature, all of which are expressly waived by Guarantor. Payment and performance by Guarantor hereunder may be required by Lender on any number of occasions.

         2. Guarantor's Further Agreement to Pay. Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Lender, on demand, all costs and expenses (including, without limitation, court costs and reasonable attorneys' fees) incurred or expended by Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on all amounts recoverable under this Guaranty, from the time such amounts become due until payment, at the rate per annum equal to the highest rate of interest charged with respect to any of the Obligations.

         3. General Waivers. Guarantor waives: (a) notice of acceptance hereof by Lender; (b) presentment, demand and protest with respect to the Obligations and this Guaranty; (c) notice of Obligations incurred or default upon any of the Obligations, and all other notices of any kind; (d) all defenses which may be available by virtue of any statute of limitations, valuation, stay,

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moratorium law or other similar law now or hereafter in effect; (e) any right to require the marshalling of assets of Borrower; (f) all homestead rights, protections and exemptions; and (g) all suretyship defenses generally.

         4. Lender's Freedom to Act. Lender may, without giving notice to or obtaining the assent of Guarantor and without relieving Guarantor of any liability hereunder, deal with Borrower or any other party now or hereafter liable upon any of the Obligations, in such manner as Lender in its sole discretion deems appropriate, and in this regard, Guarantor agrees that the obligations of Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of Lender to assert any claim or demand or to enforce any right or remedy against Borrower, (b) any extensions or renewals of any of the Obligations, (c) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (d) the substitution or release of any party primarily or secondarily liable for any of the Obligations, (e) the adequacy of any rights Lender may have against any collateral or other means of obtaining repayment of the Obligations, (f) the impairment of any collateral securing any of the Obligations, including, without limitation, the failure to perfect or preserve any rights Lender might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral, or (g) any other act or omission which might in any manner or to any extent vary the risk of Guarantor or otherwise operate as a release or discharge of Guarantor, all of which may be done without notice to or assent from Guarantor.

         5. Unenforceability Of Obligations Against Borrower. If for any reason Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on Guarantor to the same extent as if Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any of the Obligations shall be immediately due and payable by Guarantor.

         6. Subrogation. Guarantor also waives any and all rights of subrogation, reimbursement, indemnity, contribution or the like which Guarantor might at any time have against Borrower as a result of any payment by Guarantor to Lender hereunder; unless Lender otherwise agrees, such waiver by Guarantor shall not be effective to the extent that, by virtue of such waiver, Guarantor's liability to Lender hereunder is rendered invalid, voidable or unenforceable under any applicable federal or state laws dealing with the recovery or avoidance of so called "fraudulent conveyances", or otherwise. Until the payment and performance in full of the Obligations and any and all obligations of Borrower to any affiliate of Lender, Guarantor will not claim any set-off or counterclaim against Borrower in respect of any liability of Guarantor to Borrower, and Guarantor waives any recourse against any collateral which may be held by Lender or any such affiliate.

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         7. Debt Subordination. The payment of any amounts due with respect to any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the prior payment in full of the Obligations, and Guarantor agrees that, in the absence of Lender's prior written consent, Guarantor will not demand, accept or sue for any payment upon, or otherwise attempt to collect, any such indebtedness of Borrower to Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing, Guarantor shall, without Lender's prior written consent, collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the Obligations without affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

         8. Security; Set-Off. Any and all deposits or other sums at any time credited by, or due to Guarantor from Lender under any loan arrangement between Lender and Guarantor, and any cash, instruments, securities or any other property of Guarantor, now or hereafter in the possession of Lender, any loan arrangement between Lender and Guarantor, whether for safe-keeping or otherwise, shall at all times constitute security (and hereby remain subject to a pledge and grant of security interest by Guarantor) for the payment of this Guaranty and all other obligations, whether now existing or hereafter arising, of Guarantor to Lender and may be applied or set-off against any of such obligations, upon the occurrence of an Event of Default which is continuing in accordance with a Loan and Security Agreement dated July 12, 2001, as modified by First Modification to Loan and Security Agreement and Revolving Line of Credit Note dated March ___, 2002 between Lender and Borrower.

         9. Term; Reinstatement. The obligations of Guarantor hereunder shall continue until full payment is made of all of the Obligations and of all obligations and liabilities of Guarantor hereunder. This Guaranty shall continue to be effective or reinstated, notwithstanding any return by Lender to Guarantor of the original of this Guaranty, if at any time any payment made or value received with respect to any of the Obligations or any of the obligations of Guarantor upon this Guaranty is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or Guarantor, or otherwise, all as though such payment had not been made or such value not received.

         10. Governing Law; Successors and Assigns. This Guaranty is intended to take effect as a sealed instrument, shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, shall be binding upon Guarantor and Guarantor's successors and assigns, shall inure to the benefit of Lender and Lender's successors and assigns, and shall apply to all Obligations of Borrower and any successor to Borrower, including any successor by operation of law.

         11. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

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         12. CONSENT TO JURISDICTION; JURY WAIVER. GUARANTOR HEREBY EXPRESSLY
WAIVES ALL RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE RELATING, DIRECTLY OR INDIRECTLY, TO ANY OF THE OBLIGATIONS AND/OR THIS GUARANTY. GUARANTOR HEREBY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS (AND THE FEDERAL COURTS SITUATED THEREIN) WITH RESPECT TO ALL CLAIMS CONCERNING THIS GUARANTY AND/OR ANY COLLATERAL SECURING GUARANTOR'S LIABILITIES TO LENDER.

         13. Miscellaneous. This Guaranty constitutes the entire agreement of Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to, and not in substitution of, any other guaranty or security for the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provision. The meaning of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

         Executed under seal and delivered as of the date first above written.


                                    SMITH & WESSON HOLDING
                                    CORPORATION

                                    By:
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Witness                             Its duly authorized



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